                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 17, 2003

                             THE GORMAN-RUPP COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


             1-6747                                   34-0253990
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(Commission File Number)                  (I.R.S. Employee Identification No.)


305 Bowman Street, Mansfield, Ohio                                      44903
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (419) 755-1011
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              (Registrant's Telephone Number, Including Area Code)






                                Page 1 of 4 Pages

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 17, 2003, The Gorman-Rupp Company issued a news release announcing its unaudited financial results for the quarter and nine months ended September 30, 2003. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE GORMAN-RUPP COMPANY


                                      By /s/ DAVID P. EMMENS
                                         ------------------------------------
                                            David P. Emmens
                                            Corporate Counsel and Secretary

October 17, 2003






                                  EXHIBIT INDEX

         Exhibit                                                        Page
         -------                                                        ----
(99)     News Release dated October 17, 2003                              3






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